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                                                                     Exhibit 4.1

Number                                                  Shares

                           [STREAMLINE.COM, INC. LOGO]


                              STREAMLINE.COM, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK                                                 COMMON STOCK
Transferable in the City of Boston                           CUSIP  863239 10 9
or in the City of New York STOCK



This is to certify that


is the owner of


    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01, of

STREAMLINE.COM, INC. transferable on the books of the Corporation by the holder hereof, in person or by a duly authorized attorney, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Certificate of Incorporation and By-Laws of the Corporation, as now or hereafter amended. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/Lauren A. Farrell     [seal of Streamline.com, Inc.]    /s/Timothy A. DeMello
Secretary                                                  Chairman



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                                    -2-

STREAMLINE.COM, INC. (the "Corporation") will furnish without charge to each stockholder who so requests from its Secretary the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions thereof.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common           UNF GIFT MIN ACT -.....Custodian.....
TEN ENT -  as tenants by the entireties                     (cust)      (Minor)
JT TEN  -  as joint tenants with                            under Uniform Gifts
           right of survivorship and                        to Minors
           not as tenants in common                         Act................
                                                                  (State)

Additional abbreviations may also be used though not in the above list.


For value received,________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

______________________________________________________________________________

______________________________________________________________________________
 PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE.

_________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________________

______________________________________________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated, ______________________________


                          ____________________________________________________
                                  (The signature to this assignment must
                                correspond with the name as written upon the
                                    face of this Certificate in every
                                    particular, without alternation or
                                    enlargement or any change whatever.)


Signature(s) Guaranteed:


____________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATION AND
CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEED MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.